SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 27, 2006

                            BANKFINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Maryland                       0-51331              75-3199276
-----------------------------     ---------------------    ------------------
(State or Other Jurisdiction)      (Commission File No.)   (I.R.S. Employer
      of Incorporation)                                    Identification No.)


15W060 North Frontage Road, Burr Ridge, Illinois                   60527
------------------------------------------------                  --------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (630) 242-7700
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On December 27, 2006, the Board of Directors of BankFinancial Corporation (the "Registrant") approved an amendment to the Registrant's Bylaws establishing that the Registrant shall hold its annual meeting of stockholders during the month of June in each year, on a date and at the time and place set by the Board of Directors. Section 1.01 of the Bylaws previously provided that annual meetings of stockholders following the 2006 annual meeting would be held during the month of May in each year.

Item 9.01.   Financial Statements and Exhibits.

        (a) Not Applicable.

        (b) Not Applicable.

        (c) Not Applicable.

        (d) Exhibits.

        Exhibit No.                Exhibit

              3                 Text of amendment to Bylaws

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       BANKFINANCIAL CORPORATION



DATE: December 27, 2006           By: \s\ F. Morgan Gasior
                                      ---------------------------------------
                                       F. Morgan Gasior
                                       Chairman of the Board, Chief Executive
                                         Officer and President

                                 EXHIBIT INDEX


        Exhibit No.                Exhibit

            3                   Text of amendment to Bylaws